UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 7, 2006

NanoSensors, Inc.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 000-51007

NEVADA	20-0452700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1800 Wyatt Drive, Suite No. 2
Santa Clara, CA 95054
(Address and zip code of principal executive offices)

(408) 855-0051
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The registrant has determined to extend the period of time during which it has reduced the per share exercise price on all outstanding Class A Warrants to $0.01 until October 21, 2006.  Holders of outstanding Class A Warrants were notified of the registrant’s determination pursuant to a notice dated September 7, 2006. There are currently 12,950,000 Class A Warrants outstanding. The initial exercise price of the Class A Warrants was $0.03. In the event any Class A Warrants are not exercised on or before October 21, 2006, the exercise price of such warrants will reset to $0.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NANOSENSORS, INC.

By: /s/ Ted L. Wong
Name: Ted L. Wong
Title: Chief Executive Officer and President
Date: September 7, 2006